Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

FIRST QUARTER 2025

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2–3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Basis	7
Segment & Corporate Results - Managed Basis	8
Capital and Other Selected Balance Sheet Items	9–10
Earnings Per Share and Related Information	11

Business Segment & Corporate Results
Consumer & Community Banking (“CCB”)	12–15
Commercial & Investment Bank (“CIB”)	16–19
Asset & Wealth Management (“AWM”)	20–22
Corporate	23

Credit-Related Information	24-27

Non-GAAP Financial Measures	28
Glossary of Terms and Acronyms (a)

(a)    Refer to the Glossary of Terms and Acronyms on pages 327–333 of JPMorgan Chase & Co.’s (the “Firm’s”) Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Form 10-K”).

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS
									1Q25 Change
SELECTED INCOME STATEMENT DATA	1Q25		4Q24	3Q24	2Q24		1Q24		4Q24	1Q24
Reported Basis
Total net revenue	$45,310		$42,768	$42,654	$50,200	(h)	$41,934		6%	8%
Total noninterest expense	23,597	(f)	22,762	22,565	23,713		22,757	(f)	4	4
Pre-provision profit (a)	21,713		20,006	20,089	26,487		19,177		9	13
Provision for credit losses	3,305		2,631	3,111	3,052		1,884		26	75
NET INCOME	14,643		14,005	12,898	18,149		13,419		5	9

Managed Basis (b)
Total net revenue	46,014		43,738	43,315	50,992	(h)	42,548		5	8
Total noninterest expense	23,597	(f)	22,762	22,565	23,713		22,757	(f)	4	4
Pre-provision profit (a)	22,417		20,976	20,750	27,279		19,791		7	13
Provision for credit losses	3,305		2,631	3,111	3,052		1,884		26	75
NET INCOME	14,643		14,005	12,898	18,149		13,419		5	9

EARNINGS PER SHARE DATA
Net income: Basic	$5.08		$4.82	$4.38	$6.13		$4.45		5	14
Diluted	5.07		4.81	4.37	6.12		4.44		5	14
Average shares: Basic	2,819.4		2,836.9	2,860.6	2,889.8		2,908.3		(1)	(3)
Diluted	2,824.3		2,842.4	2,865.9	2,894.9		2,912.8		(1)	(3)

MARKET AND PER COMMON SHARE DATA
Market capitalization	$681,712		$670,618	$593,643	$575,463		$575,195		2	19
Common shares at period-end	2,779.1		2,797.6	2,815.3	2,845.1		2,871.6		(1)	(3)
Book value per share	119.24		116.07	115.15	111.29		106.81		3	12
Tangible book value per share (“TBVPS”) (a)	100.36		97.30	96.42	92.77		88.43		3	13
Cash dividends declared per share	1.40		1.25	1.25	1.15		1.15		12	22

FINANCIAL RATIOS (c)
Return on common equity (“ROE”)	18%		17%	16%	23%		17%
Return on tangible common equity (“ROTCE”) (a)	21		21	19	28		21
Return on assets	1.40		1.35	1.23	1.79		1.36

CAPITAL RATIOS (d)
Common equity Tier 1 (“CET1”) capital ratio (e)	15.4%	(g)	15.7%	15.3%	15.3%		15.0%
Tier 1 capital ratio (e)	16.5	(g)	16.8	16.4	16.7		16.4
Total capital ratio (e)	18.2	(g)	18.5	18.2	18.5		18.2
Tier 1 leverage ratio	7.2	(g)	7.2	7.1	7.2		7.2
Supplementary leverage ratio (“SLR”)	6.0	(g)	6.1	6.0	6.1		6.1

(a)Pre-provision profit, TBVPS and ROTCE are each non-GAAP financial measures. Tangible common equity (“TCE”) is also a non-GAAP financial measure; refer to page 10 for a reconciliation of common stockholders’ equity to TCE. Refer to page 28 for a further discussion of these measures.
(b)Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.
(c)Ratios are based upon annualized amounts.
(d)As of January 1, 2025, the benefit from the Current Expected Credit Losses (“CECL”) capital transition provision had been fully phased-out. As of December 31, 2024, September 30, 2024, June 30, 2024 and March 31, 2024, CET1 capital reflected the remaining $720 million CECL benefit. Refer to Note 27 of the Firm’s 2024 Form 10-K for additional information.
(e)Reflects the Firm’s ratios under the Basel III Standardized approach. Refer to page 9 for further information on the Firm’s capital metrics.
(f)Included an FDIC special assessment accrual release of $323 million for the three months ended March 31, 2025, and an increase of $725 million for the three months ended March 31, 2024. Refer to Note 6 on page 228 of the Firm’s 2024 Form 10-K for additional information.
(g)Estimated.
(h)Included a $7.9 billion net gain related to Visa shares. Refer to Note 2 of the Firm’s 2024 Form 10-K for additional information on the exchange offer for Visa Class B-1 common stock.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratios, employee data and where otherwise noted)

	QUARTERLY TRENDS
							1Q25 Change
	1Q25		4Q24	3Q24	2Q24	1Q24	4Q24	1Q24
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$4,357,856		$4,002,814	$4,210,048	$4,143,003	$4,090,727	9%	7%
Loans:
Consumer, excluding credit card loans	391,138		392,810	394,945	396,955	403,404	—	(3)
Credit card loans	223,384		232,860	219,542	216,100	206,740	(4)	8
Wholesale loans	741,173		722,318	725,524	707,645	699,472	3	6
Total loans	1,355,695		1,347,988	1,340,011	1,320,700	1,309,616	1	4

Deposits:
U.S. offices:
Noninterest-bearing	581,623		592,500	611,334	632,316	657,651	(2)	(12)
Interest-bearing	1,416,585		1,345,914	1,326,489	1,291,737	1,311,857	5	8
Non-U.S. offices:
Noninterest-bearing	29,856		26,806	31,607	26,362	24,109	11	24
Interest-bearing	467,813		440,812	461,342	446,115	434,792	6	8
Total deposits	2,495,877		2,406,032	2,430,772	2,396,530	2,428,409	4	3

Long-term debt	407,224		401,418	410,157	394,028	395,872	1	3
Common stockholders’ equity	331,375		324,708	324,186	316,652	306,737	2	8
Total stockholders’ equity	351,420		344,758	345,836	340,552	336,637	2	4

Loans-to-deposits ratio	54%		56%	55%	55%	54%

Employees	318,477		317,233	316,043	313,206	311,921	—	2

95% CONFIDENCE LEVEL - TOTAL VaR
Average VaR (a)	$50		$40	$45	$56	$48	25	4

Earnings-at-Risk (in billions) (b)(c)
Parallel shift:
+100 bps shift in rates	$2.2	(e)	$2.3	$2.8	$3.5	$2.8	(4)	(21)
-100 bps shift in rates	(2.2)	(e)	(2.5)	(2.9)	(3.2)	(2.3)	12	4

LINE OF BUSINESS & CORPORATE NET REVENUE (d)
Consumer & Community Banking	$18,313		$18,362	$17,791	$17,701	$17,653	—	4
Commercial & Investment Bank	19,666		17,598	17,015	17,917	17,584	12	12
Asset & Wealth Management	5,731		5,778	5,439	5,252	5,109	(1)	12
Corporate	2,304		2,000	3,070	10,122	2,202	15	5
TOTAL NET REVENUE	$46,014		$43,738	$43,315	$50,992	$42,548	5	8

LINE OF BUSINESS & CORPORATE NET INCOME
Consumer & Community Banking	$4,425		$4,516	$4,046	$4,210	$4,831	(2)	(8)
Commercial & Investment Bank	6,942		6,636	5,691	5,897	6,622	5	5
Asset & Wealth Management	1,583		1,517	1,351	1,263	1,290	4	23
Corporate	1,693		1,336	1,810	6,779	676	27	150
NET INCOME	$14,643		$14,005	$12,898	$18,149	$13,419	5	9

(a)Refer to Commercial & Investment Bank VaR on page 19 for further information.
(b)Earnings-at-risk estimates the Firm’s interest rate exposure for a given interest rate scenario. It is presented as a sensitivity to a baseline, which includes net interest income and certain interest rate sensitive fees. The baseline reflects certain assumptions relating to the Federal Reserve’s balance sheet policy (e.g., quantitative tightening and usage at the Reverse Repurchase Facility) that require management judgment. The Firm’s actual net interest income for the rate shifts presented may differ as the earnings-at-risk scenarios are modelled as instantaneous shifts and exclude any actions that could be taken by the Firm or its clients and customers in response to instantaneous rate changes. Other significant assumptions in the earnings-at-risk scenarios may also differ from actual results, including mortgage prepayments and deposits rates paid. Refer to pages 147-148 of the Firm’s Annual Report on Form 10-K for the year ended December 31, 2024 for additional information.
(c)Reflects the simultaneous shift of U.S. dollar and non-U.S. dollar rates. At September 30, 2024, June 30, 2024 and March 31, 2024, represents the total of the Firm’s U.S. dollar and non-U.S. dollar sensitivities as presented in Structural interest rate risk management of the Firm’s Quarterly Reports on Form 10-Q for the respective periods.
(d)Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.
(e)Estimated.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS
									1Q25 Change
REVENUE	1Q25		4Q24	3Q24	2Q24		1Q24		4Q24	1Q24
Investment banking fees	$2,178		$2,421	$2,231	$2,304		$1,954		(10)%	11%
Principal transactions	7,614		5,195	5,988	6,814		6,790		47	12
Lending- and deposit-related fees	2,132		1,952	1,924	1,828		1,902		9	12
Asset management fees	4,700		4,874	4,479	4,302		4,146		(4)	13
Commissions and other fees	2,033		1,865	1,936	1,924		1,805		9	13
Investment securities losses	(37)		(92)	(16)	(547)		(366)		60	90
Mortgage fees and related income	278		376	402	348		275		(26)	1
Card income	1,216		1,602	1,345	1,332		1,218		(24)	—
Other income	1,923		1,225	960	9,149	(e)	1,128		57	70
Noninterest revenue	22,037		19,418	19,249	27,454		18,852		13	17
Interest income	46,853		47,566	50,416	48,513		47,438		(1)	(1)
Interest expense	23,580		24,216	27,011	25,767		24,356		(3)	(3)
Net interest income	23,273		23,350	23,405	22,746		23,082		—	1
TOTAL NET REVENUE	45,310		42,768	42,654	50,200		41,934		6	8

Provision for credit losses	3,305		2,631	3,111	3,052		1,884		26	75

NONINTEREST EXPENSE
Compensation expense	14,093		12,469	12,817	12,953		13,118		13	7
Occupancy expense	1,302		1,309	1,258	1,248		1,211		(1)	8
Technology, communications and equipment expense	2,578		2,516	2,447	2,447		2,421		2	6
Professional and outside services	2,839		3,007	2,780	2,722		2,548		(6)	11
Marketing	1,304		1,335	1,258	1,221		1,160		(2)	12
Other expense (a)	1,481	(d)	2,126	2,005	3,122	(f)	2,299	(d)	(30)	(36)
TOTAL NONINTEREST EXPENSE	23,597		22,762	22,565	23,713		22,757		4	4
Income before income tax expense	18,408		17,375	16,978	23,435		17,293		6	6
Income tax expense	3,765		3,370	4,080	5,286		3,874		12	(3)
NET INCOME	$14,643		$14,005	$12,898	$18,149		$13,419		5	9

NET INCOME PER COMMON SHARE DATA
Basic earnings per share	$5.08		$4.82	$4.38	$6.13		$4.45		5	14
Diluted earnings per share	5.07		4.81	4.37	6.12		4.44		5	14

FINANCIAL RATIOS
Return on common equity (b)	18%		17%	16%	23%		17%
Return on tangible common equity (b)(c)	21		21	19	28		21
Return on assets (b)	1.40		1.35	1.23	1.79		1.36
Effective income tax rate	20.5		19.4	24.0	22.6		22.4
Overhead ratio	52		53	53	47		54

(a)Included Firmwide legal expense of $121 million, $236 million, $259 million, $317 million and $(72) million for the three months ended March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024 and March 31, 2024, respectively.
(b)Ratios are based upon annualized amounts.
(c)Refer to page 28 for a further discussion of ROTCE.
(d)Included an FDIC special assessment accrual release of $323 million for the three months ended March 31, 2025, and an increase of $725 million for the three months ended March 31, 2024. Refer to Note 6 on page 228 of the Firm’s 2024 Form 10-K for additional information.
(e)Included a $7.9 billion net gain related to Visa shares. Refer to footnote (g) on page 2 for further information.
(f)Included a $1.0 billion donation of Visa shares to pre-fund contributions to the JPMorgan Chase Foundation.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)

						Mar 31, 2025
						Change
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2025	2024	2024	2024	2024	2024	2024
ASSETS
Cash and due from banks	$22,066	$23,372	$22,896	$27,265	$22,750	(6)%	(3)%
Deposits with banks	403,837	445,945	411,364	503,554	539,366	(9)	(25)
Federal funds sold and securities purchased under
resale agreements	429,506	295,001	390,821	392,763	330,559	46	30
Securities borrowed	238,702	219,546	252,434	199,062	198,336	9	20
Trading assets:
Debt and equity instruments	814,664	576,817	734,928	679,209	697,788	41	17
Derivative receivables	60,539	60,967	52,561	54,673	56,621	(1)	7
Available-for-sale (“AFS”) securities	399,363	406,852	334,548	266,252	236,152	(2)	69
Held-to-maturity (”HTM”) securities	265,084	274,468	299,954	323,746	334,527	(3)	(21)
Investment securities, net of allowance for credit losses	664,447	681,320	634,502	589,998	570,679	(2)	16
Loans	1,355,695	1,347,988	1,340,011	1,320,700	1,309,616	1	4
Less: Allowance for loan losses	25,208	24,345	23,949	22,991	22,351	4	13
Loans, net of allowance for loan losses	1,330,487	1,323,643	1,316,062	1,297,709	1,287,265	1	3
Accrued interest and accounts receivable	117,845	101,223	122,565	135,692	129,823	16	(9)
Premises and equipment	32,811	32,223	31,525	30,582	30,279	2	8
Goodwill, MSRs and other intangible assets	64,525	64,560	64,455	64,525	64,374	—	—
Other assets	178,427	178,197	175,935	167,971	162,887	—	10
TOTAL ASSETS	$4,357,856	$4,002,814	$4,210,048	$4,143,003	$4,090,727	9	7

LIABILITIES
Deposits	$2,495,877	$2,406,032	$2,430,772	$2,396,530	$2,428,409	4	3
Federal funds purchased and securities loaned or sold
under repurchase agreements	533,046	296,835	389,337	400,832	325,670	80	64
Short-term borrowings	64,980	52,893	50,638	47,308	46,268	23	40
Trading liabilities:
Debt and equity instruments	149,871	153,222	204,593	206,018	192,324	(2)	(22)
Derivative payables	37,232	39,661	38,665	34,818	36,003	(6)	3
Accounts payable and other liabilities	293,538	280,672	314,356	295,813	301,469	5	(3)
Beneficial interests issued by consolidated VIEs	24,668	27,323	25,694	27,104	28,075	(10)	(12)
Long-term debt	407,224	401,418	410,157	394,028	395,872	1	3
TOTAL LIABILITIES	4,006,436	3,658,056	3,864,212	3,802,451	3,754,090	10	7

STOCKHOLDERS’ EQUITY
Preferred stock	20,045	20,050	21,650	23,900	29,900	—	(33)
Common stock	4,105	4,105	4,105	4,105	4,105	—	—
Additional paid-in capital	90,223	90,911	90,638	90,328	89,903	(1)	—
Retained earnings	386,616	376,166	365,966	356,924	342,414	3	13
Accumulated other comprehensive loss (“AOCI”)	(9,111)	(12,456)	(6,784)	(11,338)	(11,639)	27	22
Treasury stock, at cost	(140,458)	(134,018)	(129,739)	(123,367)	(118,046)	(5)	(19)
TOTAL STOCKHOLDERS’ EQUITY	351,420	344,758	345,836	340,552	336,637	2	4
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$4,357,856	$4,002,814	$4,210,048	$4,143,003	$4,090,727	9	7

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)

	QUARTERLY TRENDS
						1Q25 Change
AVERAGE BALANCES	1Q25	4Q24	3Q24	2Q24	1Q24	4Q24	1Q24
ASSETS
Deposits with banks	$446,044	$448,992	$464,704	$512,150	$535,708	(1)%	(17)%
Federal funds sold and securities purchased under resale agreements	377,998	337,553	404,174	370,817	323,988	12	17
Securities borrowed	241,003	232,500	217,716	195,877	192,545	4	25
Trading assets - debt instruments	495,143	452,091	496,176	452,933	422,516	10	17
Investment securities	664,970	661,361	622,835	580,044	580,046	1	15
Loans	1,339,391	1,339,378	1,325,440	1,313,085	1,311,578	—	2
All other interest-earning assets (a)	103,835	100,085	90,721	84,819	79,134	4	31
Total interest-earning assets	3,668,384	3,571,960	3,621,766	3,509,725	3,445,515	3	6
Trading assets - equity and other instruments	225,468	204,126	217,790	221,382	190,783	10	18
Trading assets - derivative receivables	59,099	58,643	54,575	57,175	57,635	1	3
All other noninterest-earning assets	282,363	290,438	282,877	283,161	274,704	(3)	3
TOTAL ASSETS	$4,235,314	$4,125,167	$4,177,008	$4,071,443	$3,968,637	3	7
LIABILITIES
Interest-bearing deposits	$1,842,888	$1,793,337	$1,749,353	$1,722,856	$1,726,142	3	7
Federal funds purchased and securities loaned or
sold under repurchase agreements	465,203	358,508	425,795	375,371	294,983	30	58
Short-term borrowings	49,291	41,346	40,234	38,234	38,529	19	28
Trading liabilities - debt and all other interest-bearing liabilities (b)	288,140	304,599	329,850	318,703	302,997	(5)	(5)
Beneficial interests issued by consolidated VIEs	25,775	25,881	26,556	26,222	27,407	—	(6)
Long-term debt	344,945	346,485	347,910	342,516	340,411	—	1
Total interest-bearing liabilities	3,016,242	2,870,156	2,919,698	2,823,902	2,730,469	5	10
Noninterest-bearing deposits	587,417	623,654	633,957	648,327	648,644	(6)	(9)
Trading liabilities - equity and other instruments	37,671	36,228	32,739	30,456	28,622	4	32
Trading liabilities - derivative payables	41,087	40,621	39,936	37,538	39,877	1	3
All other noninterest-bearing liabilities	208,539	216,082	206,376	196,590	192,796	(3)	8
TOTAL LIABILITIES	3,890,956	3,786,741	3,832,706	3,736,813	3,640,408	3	7
Preferred stock	20,013	20,050	22,408	25,867	27,952	—	(28)
Common stockholders’ equity	324,345	318,376	321,894	308,763	300,277	2	8
TOTAL STOCKHOLDERS’ EQUITY	344,358	338,426	344,302	334,630	328,229	2	5
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$4,235,314	$4,125,167	$4,177,008	$4,071,443	$3,968,637	3	7

AVERAGE RATES (c)
INTEREST-EARNING ASSETS
Deposits with banks	3.76%	3.97%	4.59%	4.76%	4.79%
Federal funds sold and securities purchased under resale agreements	4.52	4.76	5.14	5.23	5.23
Securities borrowed	3.88	4.09	4.53	4.47	4.52
Trading assets - debt instruments	4.56	4.52	4.51	4.44	4.38
Investment securities	3.84	3.86	3.96	3.80	3.64
Loans	6.80	6.87	7.07	7.03	7.03
All other interest-earning assets (a)(d)	7.63	8.26	9.11	10.14	10.22
Total interest-earning assets	5.19	5.31	5.55	5.57	5.55

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	2.44	2.66	2.94	2.90	2.85
Federal funds purchased and securities loaned or
sold under repurchase agreements	4.52	4.81	5.36	5.47	5.41
Short-term borrowings	4.40	5.03	5.38	5.27	5.57
Trading liabilities - debt and all other interest-bearing liabilities (b)	2.94	3.09	3.17	3.29	3.50
Beneficial interests issued by consolidated VIEs	4.66	4.85	5.27	5.40	5.34
Long-term debt	5.16	5.38	5.53	5.61	5.46
Total interest-bearing liabilities	3.17	3.36	3.68	3.67	3.59

INTEREST RATE SPREAD	2.02	1.95	1.87	1.90	1.96
NET YIELD ON INTEREST-EARNING ASSETS	2.58	2.61	2.58	2.62	2.71
Memo: Net yield on interest-earning assets excluding Markets (e)	3.80	3.79	3.86	3.86	3.83
(a) Includes brokerage-related held-for-investment customer receivables, which are classified in accrued interest and accounts receivable, and all other interest-earning assets, which are classified in other assets, on the Consolidated Balance Sheets.
(b)    All other interest-bearing liabilities include brokerage-related customer payables.
(c)    Includes the effect of derivatives that qualify for hedge accounting. Taxable-equivalent amounts are used where applicable. Refer to Note 5 of the Firm’s 2024 Form 10-K for additional information on hedge accounting.
(d) The rates reflect the impact of interest earned on cash collateral where the cash collateral has been netted against certain derivative payables.
(e)    Net yield on interest-earning assets excluding Markets is a non-GAAP financial measure. Refer to page 28 for a further discussion of this measure.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED BASIS
(in millions, except ratios)

The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year-to-year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. Refer to the notes on Non-GAAP Financial Measures on page 28 for additional information on managed basis.

The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS
						1Q25 Change
	1Q25	4Q24	3Q24	2Q24	1Q24	4Q24	1Q24
OTHER INCOME
Other income - reported	$1,923	$1,225	$960	$9,149	$1,128	57%	70%
Fully taxable-equivalent adjustments (a)	602	849	541	677	493	(29)	22
Other income - managed	$2,525	$2,074	$1,501	$9,826	$1,621	22	56

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$22,037	$19,418	$19,249	$27,454	$18,852	13	17
Fully taxable-equivalent adjustments	602	849	541	677	493	(29)	22
Total noninterest revenue - managed	$22,639	$20,267	$19,790	$28,131	$19,345	12	17

NET INTEREST INCOME
Net interest income - reported	$23,273	$23,350	$23,405	$22,746	$23,082	—	1
Fully taxable-equivalent adjustments (a)	102	121	120	115	121	(16)	(16)
Net interest income - managed	$23,375	$23,471	$23,525	$22,861	$23,203	—	1

TOTAL NET REVENUE
Total net revenue - reported	$45,310	$42,768	$42,654	$50,200	$41,934	6	8
Fully taxable-equivalent adjustments	704	970	661	792	614	(27)	15
Total net revenue - managed	$46,014	$43,738	$43,315	$50,992	$42,548	5	8

PRE-PROVISION PROFIT
Pre-provision profit - reported	$21,713	$20,006	$20,089	$26,487	$19,177	9	13
Fully taxable-equivalent adjustments	704	970	661	792	614	(27)	15
Pre-provision profit - managed	$22,417	$20,976	$20,750	$27,279	$19,791	7	13

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$18,408	$17,375	$16,978	$23,435	$17,293	6	6
Fully taxable-equivalent adjustments	704	970	661	792	614	(27)	15
Income before income tax expense - managed	$19,112	$18,345	$17,639	$24,227	$17,907	4	7

INCOME TAX EXPENSE
Income tax expense - reported	$3,765	$3,370	$4,080	$5,286	$3,874	12	(3)
Fully taxable-equivalent adjustments	704	970	661	792	614	(27)	15
Income tax expense - managed	$4,469	$4,340	$4,741	$6,078	$4,488	3	—

OVERHEAD RATIO
Overhead ratio - reported	52%	53%	53%	47%	54%
Overhead ratio - managed	51	52	52	47	53

(a)Predominantly recognized in CIB and Corporate.

JPMORGAN CHASE & CO.
SEGMENT & CORPORATE RESULTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS
							1Q25 Change
	1Q25	4Q24	3Q24	2Q24		1Q24	4Q24	1Q24
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking	$18,313	$18,362	$17,791	$17,701		$17,653	—%	4%
Commercial & Investment Bank	19,666	17,598	17,015	17,917		17,584	12	12
Asset & Wealth Management	5,731	5,778	5,439	5,252		5,109	(1)	12
Corporate	2,304	2,000	3,070	10,122	(a)	2,202	15	5
TOTAL NET REVENUE	$46,014	$43,738	$43,315	$50,992		$42,548	5	8

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking	$9,857	$9,728	$9,586	$9,425		$9,297	1	6
Commercial & Investment Bank	9,842	8,712	8,751	9,166		8,724	13	13
Asset & Wealth Management	3,713	3,772	3,639	3,543		3,460	(2)	7
Corporate	185	550	589	1,579	(b)	1,276	(66)	(86)
TOTAL NONINTEREST EXPENSE	$23,597	$22,762	$22,565	$23,713		$22,757	4	4

PRE-PROVISION PROFIT
Consumer & Community Banking	$8,456	$8,634	$8,205	$8,276		$8,356	(2)	1
Commercial & Investment Bank	9,824	8,886	8,264	8,751		8,860	11	11
Asset & Wealth Management	2,018	2,006	1,800	1,709		1,649	1	22
Corporate	2,119	1,450	2,481	8,543		926	46	129
PRE-PROVISION PROFIT	$22,417	$20,976	$20,750	$27,279		$19,791	7	13

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$2,629	$2,623	$2,795	$2,643		$1,913	—	37
Commercial & Investment Bank	705	61	316	384		1	NM	NM
Asset & Wealth Management	(10)	(35)	4	20		(57)	71	82
Corporate	(19)	(18)	(4)	5		27	(6)	NM
PROVISION FOR CREDIT LOSSES	$3,305	$2,631	$3,111	$3,052		$1,884	26	75

NET INCOME
Consumer & Community Banking	$4,425	$4,516	$4,046	$4,210		$4,831	(2)	(8)
Commercial & Investment Bank	6,942	6,636	5,691	5,897		6,622	5	5
Asset & Wealth Management	1,583	1,517	1,351	1,263		1,290	4	23
Corporate	1,693	1,336	1,810	6,779		676	27	150
TOTAL NET INCOME	$14,643	$14,005	$12,898	$18,149		$13,419	5	9

(a)Included a $7.9 billion net gain related to Visa shares. Refer to footnote (g) on page 2 for further information.
(b)Included $1.0 billion contribution of Visa shares to the JPMorgan Chase Foundation.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

							Mar 31, 2025
							Change
	Mar 31,		Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2025		2024	2024	2024	2024	2024	2024
CAPITAL (a)
Risk-based capital metrics
Standardized
CET1 capital	$279,788	(c)	$275,513	$272,964	$267,196	$257,569	2%	9%
Tier 1 capital	299,131	(c)	294,881	292,333	290,442	280,771	1	7
Total capital	330,546	(c)	325,589	324,585	322,175	312,149	2	6
Risk-weighted assets	1,817,591	(c)	1,757,460	1,782,722	1,743,481	1,712,081	3	6
CET1 capital ratio	15.4%	(c)	15.7%	15.3%	15.3%	15.0%
Tier 1 capital ratio	16.5	(c)	16.8	16.4	16.7	16.4
Total capital ratio	18.2	(c)	18.5	18.2	18.5	18.2

Advanced
CET1 capital	$279,788	(c)	$275,513	$272,964	$267,196	$257,569	2	9
Tier 1 capital	299,131	(c)	294,881	292,333	290,442	280,771	1	7
Total capital	316,525	(c)	311,898	310,764	308,639	298,766	1	6
Risk-weighted assets	1,802,170	(c)	1,740,429	1,762,991	1,726,204	1,681,317	4	7
CET1 capital ratio	15.5%	(c)	15.8%	15.5%	15.5%	15.3%
Tier 1 capital ratio	16.6	(c)	16.9	16.6	16.8	16.7
Total capital ratio	17.6	(c)	17.9	17.6	17.9	17.8

Leverage-based capital metrics
Adjusted average assets (b)	$4,180,146	(c)	$4,070,499	$4,122,332	$4,016,654	$3,913,677	3	7
Tier 1 leverage ratio	7.2%	(c)	7.2%	7.1%	7.2%	7.2%

Total leverage exposure	$4,948,154	(c)	$4,837,568	$4,893,662	$4,768,202	$4,634,634	2	7
SLR	6.0%	(c)	6.1%	6.0%	6.1%	6.1%

Total Loss-Absorbing Capacity (“TLAC”)
Eligible external TLAC	$558,345	(c)	$546,564	$543,616	$533,949	$520,386	2	7

MEMO: CET1 CAPITAL ROLLFORWARD
Standardized/Advanced CET1 capital, beginning balance	$275,513		$272,964	$267,196	$257,569	$250,585	1	10
Net income applicable to common equity	14,388		13,746	12,612	17,832	13,022	5	10
Dividends declared on common stock	(3,938)		(3,546)	(3,570)	(3,322)	(3,348)	(11)	(18)
Net purchase of treasury stock	(6,440)		(4,279)	(6,372)	(5,321)	(1,829)	(51)	(252)
Changes in additional paid-in capital	(688)		273	310	425	(225)	NM	(206)
Changes related to AOCI applicable to capital:
Unrealized gains/(losses) on investment securities	953		(2,633)	2,297	108	141	NM	NM
Translation adjustments, net of hedges	489		(887)	389	(156)	(204)	NM	NM
Fair value hedges	28		(54)	(20)	8	(21)	NM	NM
Defined benefit pension and other postretirement employee benefit plans	(16)		(58)	(28)	(3)	26	72	NM
Changes related to other CET1 capital adjustments	(501)	(c)	(13)	150	56	(578)	NM	13
Change in Standardized/Advanced CET1 capital	4,275	(c)	2,549	5,768	9,627	6,984	68	(39)
Standardized/Advanced CET1 capital, ending balance	$279,788	(c)	$275,513	$272,964	$267,196	$257,569	2	9

(a)As of January 1, 2025, the benefit from the CECL capital transition provision had been fully phased-out. As of December 31, 2024, September 30, 2024, June 30, 2024 and March 31, 2024, CET1 capital reflected the remaining $720 million CECL benefit. Refer to Note 27 of the Firm’s 2024 Form 10-K for additional information.
(b)Adjusted average assets, for purposes of calculating the leverage ratios, includes quarterly average assets adjusted for on-balance sheet assets that are subject to deduction from Tier 1 capital, predominantly goodwill, inclusive of estimated equity method goodwill, and other intangible assets.
(c)Estimated.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS, CONTINUED
(in millions, except ratio data)

						Mar 31, 2025
						Change
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2025	2024	2024	2024	2024	2024	2024
TANGIBLE COMMON EQUITY (period-end) (a)
Common stockholders’ equity	$331,375	$324,708	$324,186	$316,652	$306,737	2%	8%
Less: Goodwill	52,621	52,565	52,711	52,620	52,636	—	—
Less: Other intangible assets	2,777	2,874	2,991	3,058	3,133	(3)	(11)
Add: Certain deferred tax liabilities (b)	2,928	2,943	2,962	2,969	2,981	(1)	(2)
Total tangible common equity	$278,905	$272,212	$271,446	$263,943	$253,949	2	10

TANGIBLE COMMON EQUITY (average) (a)
Common stockholders’ equity	$324,345	$318,376	$321,894	$308,763	$300,277	2	8
Less: Goodwill	52,581	52,617	52,658	52,618	52,614	—	—
Less: Other intangible assets	2,830	2,921	3,007	3,086	3,157	(3)	(10)
Add: Certain deferred tax liabilities (b)	2,938	2,952	2,963	2,975	2,988	—	(2)
Total tangible common equity	$271,872	$265,790	$269,192	$256,034	$247,494	2	10

INTANGIBLE ASSETS (period-end)
Goodwill	$52,621	$52,565	$52,711	$52,620	$52,636	—	—
Mortgage servicing rights	9,127	9,121	8,753	8,847	8,605	—	6
Other intangible assets	2,777	2,874	2,991	3,058	3,133	(3)	(11)
Total intangible assets	$64,525	$64,560	$64,455	$64,525	$64,374	—	—

(a)Refer to page 28 for further discussion of TCE.
(b)Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in nontaxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

JPMORGAN CHASE & CO.
EARNINGS PER SHARE AND RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS
								1Q25 Change
	1Q25		4Q24	3Q24		2Q24	1Q24	4Q24	1Q24
EARNINGS PER SHARE
Basic earnings per share
Net income	$14,643		$14,005	$12,898		$18,149	$13,419	5%	9%
Less: Preferred stock dividends	255		259	286		317	397	(2)	(36)
Net income applicable to common equity	14,388		13,746	12,612		17,832	13,022	5	10
Less: Dividends and undistributed earnings allocated to
participating securities	71		77	75		114	80	(8)	(11)
Net income applicable to common stockholders	$14,317		$13,669	$12,537		$17,718	$12,942	5	11

Total weighted-average basic shares outstanding	2,819.4		2,836.9	2,860.6		2,889.8	2,908.3	(1)	(3)
Net income per share	$5.08		$4.82	$4.38		$6.13	$4.45	5	14

Diluted earnings per share
Net income applicable to common stockholders	$14,317		$13,669	$12,537		$17,718	$12,942	5	11
Total weighted-average basic shares outstanding	2,819.4		2,836.9	2,860.6		2,889.8	2,908.3	(1)	(3)
Add: Dilutive impact of unvested performance share units (“PSUs”), nondividend-earning restricted stock units (“RSUs”) and stock appreciation rights (“SARs”)	4.9		5.5	5.3		5.1	4.5	(11)	9
Total weighted-average diluted shares outstanding	2,824.3		2,842.4	2,865.9		2,894.9	2,912.8	(1)	(3)
Net income per share	$5.07		$4.81	$4.37		$6.12	$4.44	5	14

COMMON DIVIDENDS
Cash dividends declared per share	$1.40	(c)	$1.25	$1.25	(d)	$1.15	$1.15	12	22
Dividend payout ratio	27%		26%	28%		19%	26%

COMMON SHARE REPURCHASE PROGRAM (a)
Total shares of common stock repurchased	30.0		18.5	30.3		27.0	15.9	62	89
Average price paid per share of common stock	$252.50		$233.37	$209.61		$196.83	$179.50	8	41
Aggregate repurchases of common stock	7,563		4,313	6,361		5,318	2,849	75	165

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans	11.5		0.8	0.5		0.5	10.9	NM	6
Net impact of employee issuances on stockholders’ equity (b)	$476		$343	$354		$459	$801	39	(41)

(a)Effective July 1, 2024, the Firm’s Board of Directors had authorized a common share repurchase program of $30 billion that replaced the previous repurchase program.
(b)The net impact of employee issuances on stockholders’ equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares.
(c)On March 18, 2025, the Board of Directors declared a quarterly common stock dividend of $1.40 per share.
(d)On September 17, 2024, the Board of Directors declared a quarterly common stock dividend of $1.25 per share.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q25 Change
	1Q25	4Q24	3Q24	2Q24	1Q24	4Q24	1Q24
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$839	$872	$863	$830	$822	(4)%	2%
Asset management fees	1,093	1,067	1,022	978	947	2	15
Mortgage fees and related income	263	368	390	346	274	(29)	(4)
Card income	653	973	743	741	682	(33)	(4)
All other income (a)	1,323	1,214	1,196	1,101	1,220	9	8
Noninterest revenue	4,171	4,494	4,214	3,996	3,945	(7)	6
Net interest income	14,142	13,868	13,577	13,705	13,708	2	3
TOTAL NET REVENUE	18,313	18,362	17,791	17,701	17,653	—	4

Provision for credit losses	2,629	2,623	2,795	2,643	1,913	—	37

NONINTEREST EXPENSE
Compensation expense	4,448	4,301	4,275	4,240	4,229	3	5
Noncompensation expense (b)	5,409	5,427	5,311	5,185	5,068	—	7
TOTAL NONINTEREST EXPENSE	9,857	9,728	9,586	9,425	9,297	1	6

Income before income tax expense	5,827	6,011	5,410	5,633	6,443	(3)	(10)
Income tax expense	1,402	1,495	1,364	1,423	1,612	(6)	(13)
NET INCOME	$4,425	$4,516	$4,046	$4,210	$4,831	(2)	(8)

REVENUE BY BUSINESS
Banking & Wealth Management	$10,254	$10,154	$10,090	$10,375	$10,324	1	(1)
Home Lending	1,207	1,297	1,295	1,319	1,186	(7)	2
Card Services & Auto	6,852	6,911	6,406	6,007	6,143	(1)	12

MORTGAGE FEES AND RELATED INCOME DETAILS
Production revenue	110	186	154	157	130	(41)	(15)
Net mortgage servicing revenue (c)	153	182	236	189	144	(16)	6
Mortgage fees and related income	$263	$368	$390	$346	$274	(29)	(4)

FINANCIAL RATIOS
ROE	31%	32%	29%	30%	35%
Overhead ratio	54	53	54	53	53

(a)Primarily includes operating lease income and commissions and other fees. Operating lease income was $824 million, $722 million, $699 million, $682 million and $665 million for the three months ended March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024 and March 31, 2024, respectively.
(b)Included depreciation expense on leased assets of $499 million, $410 million, $387 million, $430 million and $427 million for the three months ended March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024 and March 31, 2024, respectively.
(c)Included MSR risk management results of $9 million, $21 million, $100 million, $39 million and $(1) million for the three months ended March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024 and March 31, 2024, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except employee data)

	QUARTERLY TRENDS
							1Q25 Change
	1Q25		4Q24	3Q24	2Q24	1Q24	4Q24	1Q24
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$636,105		$650,268	$633,038	$638,493	$629,122	(2)%	1%

Loans:
Banking & Wealth Management	33,098		33,221	31,614	31,078	31,266	—	6
Home Lending (a)	241,427		246,498	247,663	250,032	254,243	(2)	(5)
Card Services	223,517		233,016	219,671	216,213	206,823	(4)	8
Auto	72,116		73,619	73,215	75,310	76,508	(2)	(6)
Total loans	570,158		586,354	572,163	572,633	568,840	(3)	—

Deposits	1,080,138		1,056,652	1,054,027	1,069,753	1,105,583	2	(2)
Equity	56,000		54,500	54,500	54,500	54,500	3	3

SELECTED BALANCE SHEET DATA (average)
Total assets	$639,664		$638,783	$631,117	$628,757	$627,862	—	2

Loans:
Banking & Wealth Management	33,160		32,599	30,910	31,419	31,241	2	6
Home Lending (b)	244,282		247,415	250,581	254,385	257,866	(1)	(5)
Card Services	224,493		224,263	217,327	210,119	204,701	—	10
Auto	72,462		73,323	73,675	75,804	77,268	(1)	(6)
Total loans	574,397		577,600	572,493	571,727	571,076	(1)	1

Deposits	1,053,677		1,050,636	1,053,701	1,073,544	1,079,243	—	(2)
Equity	56,000		54,500	54,500	54,500	54,500	3	3

Employees	145,530	(c)	144,989	143,964	143,412	142,758	—	2

(a)At March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024 and March 31, 2024, Home Lending loans held-for-sale and loans at fair value were $6.4 billion, $8.1 billion, $6.9 billion, $5.9 billion and $4.8 billion, respectively.
(b)Average Home Lending loans held-for sale and loans at fair value were $7.5 billion, $7.8 billion, $8.4 billion, $7.7 billion and $4.7 billion for the three months ended March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024 and March 31, 2024, respectively.
(c)In the first quarter of 2025, 419 employees were transferred to Corporate as a result of the centralization of certain functions.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS
							1Q25 Change
	1Q25	4Q24		3Q24	2Q24	1Q24	4Q24	1Q24
CREDIT DATA AND QUALITY STATISTICS
Nonaccrual loans (a)	$3,266	$3,366	(c)	$3,252	$3,413	$3,647	(3)%	(10)%

Net charge-offs/(recoveries)
Banking & Wealth Management	97	105		82	176	79	(8)	23
Home Lending	(26)	(15)		(44)	(40)	(7)	(73)	(271)
Card Services	1,983	1,862		1,768	1,830	1,688	6	17
Auto	100	114		113	98	119	(12)	(16)
Total net charge-offs/(recoveries)	$2,154	$2,066		$1,919	$2,064	$1,879	4	15
Net charge-off/(recovery) rate
Banking & Wealth Management	1.19%	1.28%		1.06%	2.25%	1.02%
Home Lending	(0.04)	(0.02)		(0.07)	(0.07)	(0.01)
Card Services	3.58	3.30		3.24	3.50	3.32
Auto	0.56	0.62		0.62	0.52	0.62
Total net charge-off/(recovery) rate	1.54	1.44		1.35	1.47	1.33

30+ day delinquency rate
Home Lending (b)	1.04%	0.78%	(c)	0.77%	0.70%	0.70%
Card Services	2.21	2.17		2.20	2.08	2.23
Auto	1.20	1.43		1.23	1.12	1.03

90+ day delinquency rate - Card Services	1.16	1.14		1.10	1.07	1.16

Allowance for loan losses
Banking & Wealth Management	$794	$764		$709	$685	$706	4	12
Home Lending	557	447		447	437	432	25	29
Card Services	15,008	14,608		14,106	13,206	12,606	3	19
Auto	637	692		692	742	742	(8)	(14)
Total allowance for loan losses	$16,996	$16,511		$15,954	$15,070	$14,486	3	17

(a)Excludes mortgage loans past due and insured by U.S. government agencies, which are primarily 90 or more days past due. These loans have been excluded based upon the government guarantee. At March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024 and March 31, 2024, mortgage loans 90 or more days past due and insured by U.S. government agencies were $81 million, $84 million, $88 million, $96 million and $107 million, respectively. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance.
(b)At March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024 and March 31, 2024, excluded mortgage loans 30 or more days past due and insured by U.S. government agencies of $114 million, $122 million, $126 million, $137 million and $147 million, respectively. These amounts have been excluded based upon the government guarantee.
(c)Prior-period amount and rate have been revised to conform with the presentation in the Firm’s 2024 Form 10-K.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS
						1Q25 Change
	1Q25	4Q24	3Q24	2Q24	1Q24	4Q24	1Q24
BUSINESS METRICS
Number of:
Branches	4,972	4,966	4,906	4,884	4,907	—%	1%
Active digital customers (in thousands) (a)	72,480	70,813	70,063	69,011	68,496	2	6
Active mobile customers (in thousands) (b)	59,036	57,821	56,985	55,564	54,674	2	8

Debit and credit card sales volume (in billions)	$448.7	$477.6	$453.4	$453.7	$420.7	(6)	7
Total payments transaction volume (in trillions) (c)	1.6	1.6	1.7	1.6	1.5	—	7

Banking & Wealth Management
Average deposits	$1,038,964	$1,035,184	$1,037,953	$1,058,914	$1,065,562	—	(2)
Deposit margin	2.69%	2.61%	2.60%	2.72%	2.71%
Business Banking average loans	$19,474	$19,538	$19,472	$19,461	$19,447	—	—
Business Banking origination volume	815	985	1,091	1,312	1,130	(17)	(28)
Client investment assets (d)	1,079,833	1,087,608	1,067,931	1,013,680	1,010,315	(1)	7
Number of client advisors	5,860	5,755	5,775	5,672	5,571	2	5

Home Lending (in billions)
Mortgage origination volume by channel
Retail	$5.5	$7.7	$6.5	$6.9	$4.4	(29)	25
Correspondent	3.9	4.4	4.9	3.8	2.2	(11)	77
Total mortgage origination volume (e)	$9.4	$12.1	$11.4	$10.7	$6.6	(22)	42
Third-party mortgage loans serviced (period-end)	661.6	648.0	656.1	642.8	626.2	2	6
MSR carrying value (period-end)	9.1	9.1	8.7	8.8	8.6	—	6

Card Services
Sales volume, excluding commercial card (in billions)	$310.6	$335.1	$316.6	$316.6	$291.0	(7)	7
Net revenue rate	10.38%	10.47%	9.91%	9.61%	10.09%
Net yield on average loans	10.31	9.86	9.71	9.46	9.90

Auto
Loan and lease origination volume (in billions)	$10.7	$10.6	$10.0	$10.8	$8.9	1	20
Average auto operating lease assets	13,641	11,967	11,192	10,693	10,435	14	31

(a)Users of all web and/or mobile platforms who have logged in within the past 90 days.
(b)Users of all mobile platforms who have logged in within the past 90 days.
(c)Total payments transaction volume includes debit and credit card sales volume and gross outflows of ACH, ATM, teller, wires, BillPay, PayChase, Zelle, person-to-person and checks.
(d)Includes assets invested in managed accounts and J.P. Morgan mutual funds where AWM is the investment manager. Refer to AWM segment results on pages 20-22 for additional information.
(e)Firmwide mortgage origination volume was $11.2 billion, $14.2 billion, $13.3 billion, $12.3 billion and $7.6 billion for the three months ended March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024 and March 31, 2024, respectively.

JPMORGAN CHASE & CO.
COMMERCIAL & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS
									1Q25 Change
	1Q25	4Q24	3Q24		2Q24		1Q24		4Q24	1Q24
INCOME STATEMENT
REVENUE
Investment banking fees	$2,248	$2,479	$2,267		$2,356		$2,014		(9)%	12%
Principal transactions	7,608	5,158	5,899		6,691		6,634		47	15
Lending- and deposit-related fees	1,230	1,020	997		924		973		21	26
Commissions and other fees	1,437	1,320	1,349		1,337		1,272		9	13
Card income	551	617	589		579		525		(11)	5
All other income	748	1,132	521		857		743		(34)	1
Noninterest revenue	13,822	11,726	11,622		12,744		12,161		18	14
Net interest income	5,844	5,872	5,393		5,173		5,423		—	8
TOTAL NET REVENUE (a)	19,666	17,598	17,015		17,917		17,584		12	12

Provision for credit losses	705	61	316		384		1		NM	NM

NONINTEREST EXPENSE
Compensation expense	5,330	4,033	4,510		4,752		4,896		32	9
Noncompensation expense	4,512	4,679	4,241		4,414		3,828		(4)	18
TOTAL NONINTEREST EXPENSE	9,842	8,712	8,751		9,166		8,724		13	13

Income before income tax expense	9,119	8,825	7,948		8,367		8,859		3	3
Income tax expense	2,177	2,189	2,257		2,470		2,237		(1)	(3)
NET INCOME	$6,942	$6,636	$5,691		$5,897		$6,622		5	5

FINANCIAL RATIOS
ROE	18%	19%	17%		17%		20%
Overhead ratio	50	50	51		51		50
Compensation expense as percentage of total net revenue	27	23	27		27		28

REVENUE BY BUSINESS
Investment Banking	$2,268	$2,602	$2,354		$2,464		$2,216		(13)	2
Payments	4,565	4,703	4,370		4,546		4,466		(3)	2
Lending	1,915	1,916	1,894		1,936		1,724		—	11
Other	6	47	28		4		(3)		(87)	NM
Total Banking & Payments	8,754	9,268	8,646		8,950		8,403		(6)	4
Fixed Income Markets	5,849	5,006	4,651	(d)	4,981	(d)	5,428	(d)	17	8
Equity Markets	3,814	2,043	2,501	(d)	2,812	(d)	2,585	(d)	87	48
Securities Services	1,269	1,314	1,326		1,261		1,183		(3)	7
Credit Adjustments & Other (b)	(20)	(33)	(109)		(87)		(15)		39	(33)
Total Markets & Securities Services	10,912	8,330	8,369		8,967		9,181		31	19
TOTAL NET REVENUE	$19,666	$17,598	$17,015		$17,917		$17,584		12	12

Banking & Payments revenue by client coverage segment (c)
Global Corporate Banking & Global Investment Banking	$5,969	$6,449	$6,139		$6,141		$5,820		(7)%	3%
Commercial Banking	2,825	2,899	2,891		2,860		2,837		(3)	—
Middle Market Banking	1,956	1,965	1,931		1,936		1,927		—	2
Commercial Real Estate Banking	869	934	960		924		910		(7)	(5)
Other	(40)	(80)	(384)		(51)		(254)		50	84
Total Banking & Payments revenue	$8,754	$9,268	$8,646		$8,950		$8,403		(6)	4

(a)Included tax equivalent adjustments primarily from income tax credits from investments in alternative energy, affordable housing and new markets, income from tax-exempt securities and loans, and the related amortization and other tax benefits of the investments in alternative energy and affordable housing of $658 million, $915 million, $607 million, $737 million and $557 million for the three months ended March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024 and March 31, 2024, respectively.
(b)Consists primarily of centrally managed credit valuation adjustments (“CVA”), funding valuation adjustments (“FVA”) on derivatives, other valuation adjustments, and certain components of fair value option elected liabilities, which are primarily reported in principal transactions revenue. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets.
(c)Refer to page 78 of the Firm’s Annual Report on Form 10-K for the annual period ended December 31, 2024 for a description of each of the client coverage segments.
(d)In the fourth quarter of 2024, certain net funding costs that were previously allocated to Fixed Income Markets were reclassified to Equity Markets. Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
COMMERCIAL & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and employee data)

	QUARTERLY TRENDS
								1Q25 Change
	1Q25		4Q24	3Q24		2Q24	1Q24	4Q24	1Q24
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$2,174,123		$1,773,194	$2,047,022	(e)	$1,939,038	$1,898,251	23%	15%
Loans:
Loans retained	497,657		483,043	483,915		475,880	475,454	3	5
Loans held-for-sale and loans at fair value (a)	48,201		40,324	47,728		41,737	40,746	20	18
Total loans	545,858		523,367	531,643		517,617	516,200	4	6

Equity	149,500		132,000	132,000		132,000	132,000	13	13

Banking & Payments loans by client coverage segment (period-end) (b)
Global Corporate Banking & Global Investment Banking	$121,516	(c)	$125,083	$134,487		$132,592	$129,179	(3)	(6)
Commercial Banking	219,220		217,674	218,733		220,222	223,474	1	(2)
Middle Market Banking	74,334		72,814	73,782		75,488	79,207	2	(6)
Commercial Real Estate Banking	144,886		144,860	144,951		144,734	144,267	—	—
Other	260		187	263		266	588	39	(56)
Total Banking & Payments loans	340,996		342,944	353,483		353,080	353,241	(1)	(3)

SELECTED BALANCE SHEET DATA (average)
Total assets	$2,045,105		$1,930,491	$2,008,127	(e)	$1,915,880	$1,794,118	6	14
Trading assets - debt and equity instruments	685,039		613,142	663,302		638,473	580,899	12	18
Trading assets - derivative receivables	58,987		57,884	54,133		58,850	57,268	2	3
Loans:
Loans retained	482,304		482,316	476,256		471,861	471,187	—	2
Loans held-for-sale and loans at fair value (a)	46,422		43,203	44,868		42,868	43,537	7	7
Total loans	528,726		525,519	521,124		514,729	514,724	1	3

Deposits	1,106,158		1,088,439	1,064,402		1,046,993	1,045,788	2	6
Equity	149,500		132,000	132,000		132,000	132,000	13	13

Banking & Payments loans by client coverage segment (average) (b)
Global Corporate Banking & Global Investment Banking	$121,147	(c)	$126,112	$128,747		$130,320	$127,403	(4)	(5)
Commercial Banking	218,560		218,672	219,406		220,767	222,323	—	(2)
Middle Market Banking	73,629		73,205	74,660		76,229	78,364	1	(6)
Commercial Real Estate Banking	144,931		145,467	144,746		144,538	143,959	—	1
Other	240		193	277		360	590	24	(59)
Total Banking & Payments loans	339,947		344,977	348,430		351,447	350,316	(1)	(3)

Employees	92,755	(d)	93,231	93,754		93,387	92,478	(1)	—

(a)Loans held-for-sale and loans at fair value primarily reflect lending-related positions originated and purchased in Markets, including loans held for securitization.
(b)Refer to page 78 of the Firm’s Annual Report on Form 10-K for the annual period ended December 31, 2024 for a description of each of the client coverage segments.
(c)On January 1, 2025, $5.6 billion of loans were realigned from Global Corporate Banking to Fixed Income Markets.
(d)In the first quarter of 2025, 219 employees were transferred to Corporate as a result of the centralization of certain functions.
(e)Prior-period amounts have been revised to conform with the presentation in the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024.

JPMORGAN CHASE & CO.
COMMERCIAL & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and employee data)

	QUARTERLY TRENDS
							1Q25 Change
	1Q25	4Q24		3Q24	2Q24	1Q24	4Q24	1Q24

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$177	$300	(d)	$156	$164	$69	(41)	157

Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (a)	3,413	3,258		2,857	2,631	2,146	5	59
Nonaccrual loans held-for-sale and loans at fair value (b)	1,255	1,502		1,187	988	1,093	(16)	15
Total nonaccrual loans	4,668	4,760		4,044	3,619	3,239	(2)	44

Derivative receivables	169	145		210	290	293	17	(42)
Assets acquired in loan satisfactions	211	213		216	220	159	(1)	33
Total nonperforming assets	5,048	5,118		4,470	4,129	3,691	(1)	37

Allowance for credit losses:
Allowance for loan losses	7,680	7,294		7,427	7,344	7,291	5	5
Allowance for lending-related commitments	2,113	1,976		2,013	1,930	1,785	7	18
Total allowance for credit losses	9,793	9,270		9,440	9,274	9,076	6	8

Net charge-off/(recovery) rate (c)	0.15%	0.25%		0.13%	0.14%	0.06%

Allowance for loan losses to period-end loans retained	1.54	1.51		1.53	1.54	1.53

Allowance for loan losses to nonaccrual loans retained (a)	225	224		260	279	340
Nonaccrual loans to total period-end loans	0.86	0.91		0.76	0.70	0.63

(a)Allowance for loan losses of $566 million, $435 million, $366 million, $452 million and $375 million were held against these nonaccrual loans at March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024 and March 31, 2024, respectively.
(b)Excludes mortgage loans past due and insured by U.S. government agencies, which are primarily 90 or more days past due. These loans have been excluded based upon the government guarantee. At March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024 and March 31, 2024, mortgage loans 90 or more days past due and insured by U.S. government agencies were $36 million, $37 million, $38 million, $42 million and $50 million, respectively.
(c)Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.
(d)Includes $72 million related to a purchased credit deteriorated (“PCD”) loan that was charged off in the fourth quarter of 2024.

JPMORGAN CHASE & CO.
COMMERCIAL & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except where otherwise noted)

	QUARTERLY TRENDS
						1Q25 Change
	1Q25	4Q24	3Q24	2Q24	1Q24	4Q24	1Q24
BUSINESS METRICS
Advisory	$694	$1,060	$847	$785	$598	(35)%	16%
Equity underwriting	324	498	344	495	355	(35)	(9)
Debt underwriting	1,230	921	1,076	1,076	1,061	34	16
Total investment banking fees	$2,248	$2,479	$2,267	$2,356	$2,014	(9)	12

Client deposits and other third-party liabilities (average) (a)	1,034,382	1,011,634	966,025	936,725	931,603	2	11

Assets under custody (“AUC”) (period-end) (in billions)	$35,678	$35,280	$35,832	$34,024	$33,985	1	5

95% Confidence Level - Total CIB VaR (average)
CIB trading VaR by risk type: (b)
Fixed income	$37	$34	$37	$31	$35	9	6
Foreign exchange	9	14	15	18	13	(36)	(31)
Equities	25	10	8	7	6	150	317
Commodities and other	29	8	8	9	7	263	314
Diversification benefit to CIB trading VaR (c)	(55)	(33)	(33)	(32)	(29)	(67)	(90)
CIB trading VaR (b)	45	33	35	33	32	36	41
Credit Portfolio VaR (d)	21	20	21	21	24	5	(13)
Diversification benefit to CIB VaR (c)	(19)	(16)	(14)	(16)	(15)	(19)	(27)
CIB VaR	$47	$37	$42	$38	$41	27	15

(a)Client deposits and other third-party liabilities pertain to the Payments and Securities Services businesses.
(b)CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. Refer to VaR measurement on pages 143–145 of the Firm’s 2024 Form 10-K for further information.
(c)Diversification benefit represents the difference between the portfolio VaR and the sum of its individual components. This reflects the non-additive nature of VaR due to imperfect correlation across CIB risks.
(d)Credit Portfolio VaR includes the derivative CVA, hedges of the CVA and credit protection purchased against certain retained loans and lending-related commitments, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and employee data)

	QUARTERLY TRENDS
							1Q25 Change
	1Q25		4Q24	3Q24	2Q24	1Q24	4Q24	1Q24
INCOME STATEMENT
REVENUE
Asset management fees	$3,595		$3,792	$3,427	$3,304	$3,170	(5)%	13%
Commissions and other fees	273		225	224	232	193	21	41
All other income	125		60	148	97	151	108	(17)
Noninterest revenue	3,993		4,077	3,799	3,633	3,514	(2)	14
Net interest income	1,738		1,701	1,640	1,619	1,595	2	9
TOTAL NET REVENUE	5,731		5,778	5,439	5,252	5,109	(1)	12

Provision for credit losses	(10)		(35)	4	20	(57)	71	82

NONINTEREST EXPENSE
Compensation expense	2,096		2,058	1,994	1,960	1,972	2	6
Noncompensation expense	1,617		1,714	1,645	1,583	1,488	(6)	9
TOTAL NONINTEREST EXPENSE	3,713		3,772	3,639	3,543	3,460	(2)	7

Income before income tax expense	2,028		2,041	1,796	1,689	1,706	(1)	19
Income tax expense	445		524	445	426	416	(15)	7
NET INCOME	$1,583		$1,517	$1,351	$1,263	$1,290	4	23

REVENUE BY BUSINESS
Asset Management	$2,671		$2,887	$2,525	$2,437	$2,326	(7)	15
Global Private Bank	3,060		2,891	2,914	2,815	2,783	6	10
TOTAL NET REVENUE	$5,731		$5,778	$5,439	$5,252	$5,109	(1)	12

FINANCIAL RATIOS
ROE	39%		38%	34%	32%	33%
Overhead ratio	65		65	67	67	68
Pretax margin ratio:
Asset Management	32		35	32	30	28
Global Private Bank	38		36	34	34	38
Asset & Wealth Management	35		35	33	32	33

Employees	29,516	(a)	29,403	29,112	28,579	28,670	—	3

Number of Global Private Bank client advisors	3,781		3,775	3,753	3,509	3,536	—	7

(a)In the first quarter of 2025, 130 employees were transferred to Corporate as a result of the centralization of certain functions.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS
							1Q25 Change
	1Q25		4Q24	3Q24	2Q24	1Q24	4Q24	1Q24
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$258,354		$255,385	$253,750	$247,353	$240,555	1%	7%
Loans	237,201		236,303	233,903	228,042	222,472	—	7
Deposits	250,219		248,287	248,984	236,492	230,413	1	9
Equity	16,000		15,500	15,500	15,500	15,500	3	3

SELECTED BALANCE SHEET DATA (average)
Total assets	$253,372		$253,612	$247,768	$242,155	$241,384	—	5
Loans	233,937		233,768	229,299	224,122	223,429	—	5
Deposits	244,107		248,802	236,470	227,423	227,723	(2)	7
Equity	16,000		15,500	15,500	15,500	15,500	3	3

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$1		$(2)	$12	$3	$8	NM	(88)

Nonaccrual loans	675	(a)	700	764	745	769	(4)	(12)

Allowance for credit losses:
Allowance for loan losses	530		539	566	575	571	(2)	(7)
Allowance for lending-related commitments	33		35	38	40	27	(6)	22
Total allowance for credit losses	563		574	604	615	598	(2)	(6)

Net charge-off/(recovery) rate	—%		—%	0.02%	0.01%	0.01%

Allowance for loan losses to period-end loans	0.22	(a)	0.23	0.24	0.25	0.26

Allowance for loan losses to nonaccrual loans	93	(a)	77	74	77	74
Nonaccrual loans to period-end loans	0.28		0.30	0.33	0.33	0.35

(a)Includes $107 million of nonaccrual loans held-for-sale at March 31, 2025, which are excluded from the allowance coverage ratio calculations

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Mar 31, 2025
						Change
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
CLIENT ASSETS	2025	2024	2024	2024	2024	2024	2024
Assets by asset class
Liquidity	$1,120	$1,083	$983	$953	$927	3%	21%
Fixed income	879	851	854	785	762	3	15
Equity	1,128	1,128	1,094	1,017	964	—	17
Multi-asset	764	764	763	719	711	—	7
Alternatives	222	219	210	208	200	1	11
TOTAL ASSETS UNDER MANAGEMENT	4,113	4,045	3,904	3,682	3,564	2	15
Custody/brokerage/administration/deposits	1,889	1,887	1,817	1,705	1,655	—	14
TOTAL CLIENT ASSETS (a)	$6,002	$5,932	$5,721	$5,387	$5,219	1	15

Assets by client segment
Private Banking (b)	$1,201	$1,162	$1,115	$1,036	$995	3	21
Global Institutional	1,705	1,692	1,622	1,540	1,494	1	14
Global Funds (b)	1,207	1,191	1,167	1,106	1,075	1	12
TOTAL ASSETS UNDER MANAGEMENT	$4,113	$4,045	$3,904	$3,682	$3,564	2	15

Private Banking (b)	$2,949	$2,902	$2,806	$2,620	$2,542	2	16
Global Institutional	1,828	1,820	1,739	1,654	1,595	—	15
Global Funds (b)	1,225	1,210	1,176	1,113	1,082	1	13
TOTAL CLIENT ASSETS (a)	$6,002	$5,932	$5,721	$5,387	$5,219	1	15

Assets under management rollforward
Beginning balance	$4,045	$3,904	$3,682	$3,564	$3,422
Net asset flows:
Liquidity	36	94	34	16	(4)
Fixed income	11	18	37	22	14
Equity	37	41	21	31	21
Multi-asset	3	14	10	(3)	(2)
Alternatives	3	3	4	2	1
Market/performance/other impacts	(22)	(29)	116	50	112
Ending balance	$4,113	$4,045	$3,904	$3,682	$3,564

Client assets rollforward
Beginning balance	$5,932	$5,721	$5,387	$5,219	$5,012
Net asset flows	120	224	140	79	43
Market/performance/other impacts	(50)	(13)	194	89	164
Ending balance	$6,002	$5,932	$5,721	$5,387	$5,219

BUSINESS METRICS
Firmwide Wealth Management
Client assets (in billions) (c)	$3,791	$3,756	$3,648	$3,427	$3,360	1	13
Number of client advisors	9,641	9,530	9,528	9,181	9,107	1	6

Stock Plan Administration (d)
Number of stock plan participants (in thousands)	1,500	1,327	1,118	1,118	1,038	13	45
Client assets (in billions)	281	270	254	249	233	4	21
(a)Includes CCB client investment assets invested in managed accounts and J.P. Morgan mutual funds where AWM is the investment manager.
(b)In the first quarter of 2025, the Firm realigned certain client assets from Private Banking to Global Funds to reflect them in the client segment where the assets are invested. Prior period amounts have been revised to conform with the current presentation.
(c)Consists of Global Private Bank in AWM and client investment assets in J.P. Morgan Wealth Management in CCB.
(d)Relates to an equity plan administration business which was acquired in 2022 with the Firm's purchase of Global Shares. The increase in the fourth quarter of 2024 includes the impact of onboarding participants in the Firm’s employee stock plans.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions, except employee data)

	QUARTERLY TRENDS
										1Q25 Change
	1Q25		4Q24	3Q24		2Q24		1Q24		4Q24	1Q24
INCOME STATEMENT
REVENUE
Principal transactions	$(87)		$28	$(1)		$60		$65		NM	NM
Investment securities losses	(37)		(92)	(16)		(546)		(366)		60%	90%
All other income	777		34	172		8,244	(h)	26		NM	NM
Noninterest revenue	653		(30)	155		7,758		(275)		NM	NM
Net interest income	1,651		2,030	2,915		2,364		2,477		(19)	(33)
TOTAL NET REVENUE (a)	2,304		2,000	3,070		10,122		2,202		15	5

Provision for credit losses	(19)		(18)	(4)		5		27		(6)	NM

NONINTEREST EXPENSE	185	(e)	550	589		1,579	(i)	1,276	(e)	(66)	(86)
Income before income tax expense	2,138		1,468	2,485		8,538		899		46	138
Income tax expense	445		132	675		1,759		223		237	100
NET INCOME	$1,693		$1,336	$1,810		$6,779		$676		27	150

MEMO:
TOTAL NET REVENUE
Treasury and Chief Investment Office (“CIO”)	1,564		2,083	3,154		2,084		2,317		(25)	(32)
Other Corporate	740		(83)	(84)		8,038		(115)		NM	NM
TOTAL NET REVENUE	$2,304		$2,000	$3,070		$10,122		$2,202		15	5

NET INCOME/(LOSS)
Treasury and CIO	1,158		1,568	2,291		1,513		1,641		(26)	(29)
Other Corporate	535		(232)	(481)		5,266		(965)		NM	NM
TOTAL NET INCOME	$1,693		$1,336	$1,810		$6,779		$676		27	150

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$1,289,274		$1,323,967	$1,276,238	(g)	$1,318,119		$1,322,799		(3)	(3)
Loans	2,478		1,964	2,302		2,408		2,104		26	18
Deposits (b)	25,064		27,581	30,170		26,073		22,515		(9)	11

Employees	50,676	(f)	49,610	49,213		47,828		48,015		2	6

SUPPLEMENTAL INFORMATION
TREASURY and CIO
Investment securities losses	$(37)		$(92)	$(16)		$(546)		$(366)		60	90
Available-for-sale securities (average)	391,997		371,415	306,244		247,304		222,943		6	76
Held-to-maturity securities (average) (c)	269,906		286,993	313,898		330,347		354,759		(6)	(24)
Investment securities portfolio (average)	$661,903		$658,408	$620,142		$577,651		$577,702		1	15
Available-for-sale securities (period-end)	396,316		403,796	331,715		263,624		233,770		(2)	70
Held-to-maturity securities (period-end) (c)	265,084		274,468	299,954		323,746		334,527		(3)	(21)
Investment securities portfolio, net of allowance for credit losses (period-end) (d)	$661,400		$678,264	$631,669		$587,370		$568,297		(2)	16

(a)Included tax-equivalent adjustments, predominantly driven by tax-exempt income from municipal bonds, of $36 million, $44 million, $44 million, $45 million and $49 million for the three months ended March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024 and March 31, 2024, respectively.
(b)Predominantly relates to the Firm's international consumer initiatives.
(c)At March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024 and March 31, 2024, the estimated fair value of the HTM securities portfolio was $242.3 billion, $247.9 billion, $279.6 billion, $294.8 billion and $305.4 billion, respectively.
(d)At March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024 and March 31, 2024, the allowance for credit losses on investment securities was $85 million, $105 million, $123 million, $125 million and $120 million, respectively.
(e)Included an FDIC special assessment accrual release of $323 million for the three months ended March 31, 2025, and an increase of $725 million for the three months ended March 31, 2024. Refer to Note 6 on page 228 of the Firm’s 2024 Form 10-K for additional information.
(f)In the first quarter of 2025, 768 employees were transferred from the lines of business to Corporate as a result of the centralization of certain functions.
(g)Prior-period amount has been revised to conform with the presentation in the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024.
(h)Included a $7.9 billion net gain related to Visa shares. Refer to footnote (g) on page 2 for further information.
(i)Included a $1.0 billion donation of Visa shares to pre-fund contributions to the JPMorgan Chase Foundation.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)

							Mar 31, 2025
							Change
	Mar 31,	Dec 31,	Sep 30,		Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2025	2024	2024		2024	2024	2024	2024
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained	$372,892	$376,334	$377,938		$382,795	$389,592	(1)%	(4)%
Loans held-for-sale and loans at fair value	18,246	16,476	17,007		14,160	13,812	11	32
Total consumer, excluding credit card loans	391,138	392,810	394,945		396,955	403,404	—	(3)

Credit card loans
Loans retained	223,384	232,860	219,542		216,100	206,740	(4)	8
Total credit card loans	223,384	232,860	219,542		216,100	206,740	(4)	8
Total consumer loans	614,522	625,670	614,487		613,055	610,144	(2)	1

Wholesale loans (b)
Loans retained	704,714	690,396	687,890		674,152	667,761	2	6
Loans held-for-sale and loans at fair value	36,459	31,922	37,634		33,493	31,711	14	15
Total wholesale loans	741,173	722,318	725,524		707,645	699,472	3	6

Total loans	1,355,695	1,347,988	1,340,011		1,320,700	1,309,616	1	4
Derivative receivables	60,539	60,967	52,561		54,673	56,621	(1)	7
Receivables from customers (c)	49,403	51,929	53,270		56,018	52,036	(5)	(5)
Total credit-related assets	1,465,637	1,460,884	1,445,842		1,431,391	1,418,273	—	3

Lending-related commitments
Consumer, excluding credit card	46,149	44,844	45,322		47,215	46,660	3	(1)
Credit card (d)	1,031,481	1,001,311	989,594		964,727	943,935	3	9
Wholesale	548,853	531,467	541,560	(g)	545,020	532,514	3	3
Total lending-related commitments	1,626,483	1,577,622	1,576,476		1,556,962	1,523,109	3	7

Total credit exposure	$3,092,120	$3,038,506	$3,022,318		$2,988,353	$2,941,382	2	5

Memo: Total by category
Consumer exposure (e)	$1,692,152	$1,671,825	$1,649,403		$1,624,997	$1,600,739	1	6
Wholesale exposure (f)	1,399,968	1,366,681	1,372,915		1,363,356	1,340,643	2	4
Total credit exposure	$3,092,120	$3,038,506	$3,022,318		$2,988,353	$2,941,382	2	5

(a)Includes scored loans held in CCB, scored mortgage and home equity loans held in AWM, and scored mortgage loans held in CIB and Corporate.
(b)Includes loans held in CIB, AWM, Corporate as well as risk-rated loans held in CCB, including business banking and J.P. Morgan Wealth Management loans held in Banking & Wealth Management, and auto dealer loans for which the wholesale methodology is applied when determining the allowance for loan losses.
(c)Receivables from customers reflect held-for-investment margin loans to brokerage clients in CIB, CCB and AWM; these are reported within accrued interest and accounts receivable on the Consolidated balance sheets.
(d)Also includes commercial card lending-related commitments primarily in CIB.
(e)Represents total consumer loans and lending-related commitments.
(f)Represents total wholesale loans, lending-related commitments, derivative receivables, and receivables from customers.
(g)Prior-period amount has been revised to conform with the presentation in the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

							Mar 31, 2025
							Change
	Mar 31,	Dec 31,		Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2025	2024		2024	2024	2024	2024	2024
NONPERFORMING ASSETS (a)
Consumer nonaccrual loans
Loans retained	$3,318	$3,233	(c)	$3,316	$3,423	$3,630	3%	(9)%
Loans held-for-sale and loans at fair value	441	693		397	382	481	(36)	(8)
Total consumer nonaccrual loans	3,759	3,926		3,713	3,805	4,111	(4)	(9)

Wholesale nonaccrual loans
Loans retained	3,895	3,942		3,517	3,289	2,927	(1)	33
Loans held-for-sale and loans at fair value	964	969		845	697	639	(1)	51
Total wholesale nonaccrual loans	4,859	4,911		4,362	3,986	3,566	(1)	36

Total nonaccrual loans	8,618	8,837		8,075	7,791	7,677	(2)	12

Derivative receivables	169	145		210	290	293	17	(42)
Assets acquired in loan satisfactions	318	318		343	342	295	—	8
Total nonperforming assets	9,105	9,300		8,628	8,423	8,265	(2)	10
Wholesale lending-related commitments (b)	793	737		619	541	390	8	103
Total nonperforming exposure	$9,898	$10,037		$9,247	$8,964	$8,655	(1)	14

NONACCRUAL LOAN-RELATED RATIOS
Total nonaccrual loans to total loans	0.64%	0.66%	(c)	0.60%	0.59%	0.59%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans	0.96	1.00		0.94	0.96	1.02
Total wholesale nonaccrual loans to total
wholesale loans	0.66	0.68		0.60	0.56	0.51

(a)Excludes mortgage loans past due and insured by U.S. government agencies, which are primarily 90 or more days past due. These loans have been excluded based upon the government guarantee. At March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024 and March 31, 2024, mortgage loans 90 or more days past due and insured by U.S. government agencies were $117 million, $121 million, $126 million, $138 million and $157 million, respectively. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance. Refer to Note 12 of the Firm’s 2024 Form 10-K for additional information on the Firm’s credit card nonaccrual and charge-off policies.
(b)Represents commitments that are risk rated as nonaccrual.
(c)Prior-period amount and ratio have been revised to conform with the presentation in the Firm’s 2024 Form 10-K.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q25 Change
	1Q25	4Q24	3Q24	2Q24	1Q24	4Q24	1Q24
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$24,345	$23,949	$22,991	$22,351	$22,420	2%	9%
Net charge-offs:
Gross charge-offs	2,816	2,845	2,567	2,726	2,381	(1)	18
Gross recoveries collected	(484)	(481)	(480)	(495)	(425)	(1)	(14)
Net charge-offs	2,332	2,364	2,087	2,231	1,956	(1)	19
Provision for loan losses	3,193	2,696	3,040	2,871	1,887	18	69
Other	2	64	5	—	—	(97)	NM
Ending balance	$25,208	$24,345	$23,949	$22,991	$22,351	4	13

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$2,101	$2,142	$2,068	$1,916	$1,974	(2)	6
Provision for lending-related commitments	125	(40)	74	154	(60)	NM	NM
Other	—	(1)	—	(2)	2	NM	NM
Ending balance	$2,226	$2,101	$2,142	$2,068	$1,916	6	16

ALLOWANCE FOR INVESTMENT SECURITIES	$118	$152	$175	$177	$154	(22)	(23)

Total allowance for credit losses (a)	$27,552	$26,598	$26,266	$25,236	$24,421	4	13

NET CHARGE-OFF/(RECOVERY) RATES
Consumer retained, excluding credit card loans	0.18%	0.20%	0.17%	0.14%	0.19%
Credit card retained loans	3.58	3.30	3.23	3.50	3.32
Total consumer retained loans	1.45	1.36	1.29	1.33	1.26
Wholesale retained loans	0.11	0.18	0.09	0.16	0.05
Total retained loans	0.74	0.73	0.65	0.71	0.62

Memo: Average retained loans
Consumer retained, excluding credit card loans	$374,466	$376,976	$379,459	$385,662	$394,033	(1)	(5)
Credit card retained loans	224,350	224,124	217,204	210,020	204,637	—	10
Total average retained consumer loans	598,816	601,100	596,663	595,682	598,670	—	—
Wholesale retained loans	686,585	687,197	674,939	666,347	664,588	—	3
Total average retained loans	$1,285,401	$1,288,297	$1,271,602	$1,262,029	$1,263,258	—	2

(a)At March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024 and March 31, 2024 excludes an allowance for credit losses associated with certain accounts receivable in CIB of $283 million, $268 million, $277 million, $278 million and $274 million, respectively.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

							Mar 31, 2025
							Change
	Mar 31,	Dec 31,		Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2025	2024		2024	2024	2024	2024	2024
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific	$(727)	$(728)		$(756)	$(856)	$(873)	—%	17%
Portfolio-based	2,585	2,535		2,491	2,599	2,603	2	(1)
Total consumer, excluding credit card	1,858	1,807		1,735	1,743	1,730	3	7
Credit card
Portfolio-based	15,000	14,600		14,100	13,200	12,600	3	19
Total credit card	15,000	14,600		14,100	13,200	12,600	3	19
Total consumer	16,858	16,407		15,835	14,943	14,330	3	18
Wholesale
Asset-specific	692	526		499	562	514	32	35
Portfolio-based	7,658	7,412		7,615	7,486	7,507	3	2
Total wholesale	8,350	7,938		8,114	8,048	8,021	5	4
Total allowance for loan losses	25,208	24,345		23,949	22,991	22,351	4	13
Allowance for lending-related commitments	2,226	2,101		2,142	2,068	1,916	6	16
Allowance for investment securities	118	152		175	177	154	(22)	(23)
Total allowance for credit losses	$27,552	$26,598		$26,266	$25,236	$24,421	4	13

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	0.50%	0.48%		0.46%	0.46%	0.44%
Credit card allowance to total credit card retained loans	6.71	6.27		6.42	6.11	6.09
Wholesale allowance to total wholesale retained loans	1.18	1.15		1.18	1.19	1.20
Total allowance to total retained loans	1.94	1.87		1.86	1.81	1.77
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (a)	56	56		52	51	48
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (a)	142	136		144	146	149
Wholesale allowance to wholesale retained nonaccrual loans	214	201		231	245	274
Total allowance to total retained nonaccrual loans	349	339	(b)	350	343	341

(a)Refer to footnote (a) on page 25 for information on the Firm’s nonaccrual policy for credit card loans.
(b)Prior-period ratio has been revised to conform with the presentation in the Firm’s 2024 Form 10-K.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES

Non-GAAP Financial Measures
(a)In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm as a whole and for each of the reportable business segments and Corporate on an FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue from year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by each of the lines of business and Corporate.
(b)Pre-provision profit is a non-GAAP financial measure which represents total net revenue less total noninterest expense. The Firm believes that this financial measure is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.
(c)TCE, ROTCE, and TBVPS are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’s use of equity.
(d)In addition to reviewing net interest income (“NII”), net yield, and noninterest revenue (“NIR”) on a managed basis, management also reviews these metrics excluding Markets, which is composed of Fixed Income Markets and Equity Markets, as shown below. Markets revenue consists of principal transactions, fees, commissions and other income, as well as net interest income.These metrics, which exclude Markets, are non-GAAP financial measures. Management reviews these metrics to assess the performance of the Firm’s lending, investing (including asset-liability management) and deposit-raising activities, apart from any volatility associated with Markets activities. In addition, management also assesses Markets business performance on a total revenue basis as offsets may occur across revenue lines. For example, securities that generate net interest income may be risk-managed by derivatives that are reflected at fair value in principal transactions revenue. Management believes these measures provide investors and analysts with alternative measures to analyze the revenue trends of the Firm. For additional information on Markets revenue, refer to pages 81-82 of the Firm’s 2024 Form 10-K.

	QUARTERLY TRENDS
							1Q25 Change
(in millions, except rates)	1Q25	4Q24	3Q24	2Q24	1Q24		4Q24	1Q24

Net interest income - reported	$23,273	$23,350	$23,405	$22,746	$23,082		—%	1%
Fully taxable-equivalent adjustments	102	121	120	115	121		(16)	(16)
Net interest income - managed basis	$23,375	$23,471	$23,525	$22,861	$23,203		—	1
Less: Markets net interest income	785	457	78	(77)	183		72	329
Net interest income excluding Markets	$22,590	$23,014	$23,447	$22,938	$23,020		(2)	(2)

Average interest-earning assets	$3,668,384	$3,571,960	$3,621,766	$3,509,725	$3,445,515		3	6
Less: Average Markets interest-earning assets	1,255,149	1,157,421	1,206,085	1,116,853	1,031,075		8	22
Average interest-earning assets excluding Markets	$2,413,235	$2,414,539	$2,415,681	$2,392,872	$2,414,440		—	—

Net yield on average interest-earning assets - managed basis (a)	2.58%	2.61%	2.58%	2.62%	2.71%
Net yield on average Markets interest-earning assets	0.25	0.16	0.03	(0.03)	0.07
Net yield on average interest-earning assets excluding Markets (a)	3.80	3.79	3.86	3.86	3.83

Noninterest revenue - reported	$22,037	$19,418	$19,249	$27,454	$18,852		13	17
Fully taxable-equivalent adjustments	602	849	541	677	493		(29)	22
Noninterest revenue - managed basis	$22,639	$20,267	$19,790	$28,131	$19,345		12	17
Less: Markets noninterest revenue	8,878	6,592	7,074	7,870	7,830	(b)	35	13
Noninterest revenue excluding Markets	$13,761	$13,675	$12,716	$20,261	$11,515		1	20

Memo: Markets total net revenue	$9,663	$7,049	$7,152	$7,793	$8,013		37	21

(a) Includes the effect of derivatives that qualify for hedge accounting. Taxable-equivalent amounts are used where applicable. Refer to Note 5 of the Firm’s 2024 Form 10-K for additional information on hedge accounting.
(b) Effective in the second quarter of 2024, the former Corporate & Investment Bank and Commercial Banking business segments were combined to form one segment, the Commercial & Investment Bank. Prior-period amounts have been revised to include the market-related revenues of the former Commercial Banking business segment, to conform with the current presentation. Refer to Business Segment & Corporate Results on page 70 of the Firm’s 2024 Form 10-K for additional information.